Exhibit 10.6

FORM OF ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of May 6, 2006 (the “Effective Date”), by and among [Seller] (“[Seller]”), MSV Investors Holdings, Inc., a Delaware corporation (“Buyer”), and SkyTerra Communications, Inc., a Delaware corporation (“SkyTerra”).

WHEREAS, Buyer is a wholly-owned subsidiary of SkyTerra;

WHEREAS, [Seller] desires to sell to Buyer, and Buyer desires to purchase from [Seller], the [Seller] Interest (as defined herein) on the terms and subject to the conditions, promises, representations and warranties set forth herein; and

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

1.             Sale and Transfer of the [Seller] Interest. At the Closing (as defined below) [Seller] shall sell, assign, transfer and convey all of the outstanding equity interests of MSV Investors, LLC, a Delaware limited liability company (“MSV Investors”), owned directly or indirectly, of record or beneficially, by [Seller] and which constitute                   % of the total outstanding equity interests of MSV Investors (the “[Seller] Interest”), to Buyer, and Buyer shall purchase the [Seller] Interest from [Seller]; provided, that [Seller] shall not sell, assign, transfer or convey to Buyer, and Buyer shall not assume, any liability (whether fixed or contingent), including without limitation any liability for taxes, interest and penalties encumbering or otherwise attributable to the [Seller] Interest or [Seller] (the “Excluded Liabilities”).

2.             Instruments of Conveyance and Transfer.

(a)           Simultaneously with the execution of this Agreement, (i) MSV Investors shall execute and deliver to [Seller] Amendment No. 2 to the TerreStar Networks Inc. Stockholders’ Agreement and the Amended and Restated TerreStar Networks Inc. Stockholders’ Agreement, each to be effective in accordance with its terms; and (ii) [Seller] shall execute and deliver to SkyTerra the Joinder Agreement to the TerreStar Networks Inc. Stockholders’ Agreement and Amendment No. 2 to the TerreStar Networks Inc. Stockholders’ Agreement and the Amended and Restated TerreStar Networks Inc. Stockholders’ Agreement (the “Joinder Agreement”), the form of which is attached hereto as Exhibit C.

(b)           At the Closing, [Seller] shall deliver to Buyer an instrument of assignment, substantially in the form of Exhibit A hereto (the “Instrument of Assignment”) evidencing the transfer of the [Seller] Interest, dated the date of the Closing, or in such other form satisfactory to SkyTerra as shall be effective to vest in Buyer good and valid title to the [Seller] Interest, free and clear of all Liens (as defined herein), except for Liens created by Buyer. [Seller] shall at any time, and from time to time, after the

Closing, execute, acknowledge and deliver all further assignments, transfers, and any other such instruments of conveyance, upon the request of Buyer or SkyTerra, to confirm the sale of the [Seller] Interest hereunder.

(c)           At the Closing, [Seller] shall deliver to Buyer an affidavit certifying as to [Seller]’s non-foreign status in accordance with the requirements of Section 1.1445-2(b) of the Internal Revenue Service Treasury Regulations.

(d)           [Seller] hereby agrees that between the Effective Date and the Closing, it shall not, directly or indirectly, sell, transfer, distribute, pledge, dispose of, grant an option with respect to or create or permit to exist any Lien on or in respect of the [Seller] Interest. As used herein, “Lien” means any claim, mortgage, pledge, hypothecation, assignment, deposit arrangement, option, call contract, commitment, demand, lien, tax, charge, security interest, encumbrance or preference, priority or other security agreement of any kind or nature whatsoever, including, without limitation, the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction, domestic or foreign.

(e)           [Seller] hereby constitutes and appoints Robert C. Lewis as the true and lawful representative and attorney-in-fact of [Seller], in the name, place and stead of [Seller], with full power of substitution, to make, execute, sign and deliver the Instrument of Assignment effecting the transfer of the [Seller] Interest to Buyer at the Closing and such other instruments, documents and certificates necessary to effect the transactions contemplated hereby and to accept and receive on its behalf the stock certificate representing the Consideration (as defined herein).

(f)            Upon Closing, SkyTerra shall deliver to [Seller] an effective registration statement (the “[Seller] Registration Statement”) with respect to the shares of SkyTerra Common Stock to be delivered by Buyer to [Seller] upon Closing pursuant to Section 3(a).

3.             Payment by Buyer.

(a)           The aggregate purchase price for the [Seller] Interest (the “Consideration”) shall be equal to ______ shares of common stock, par value $0.01 per share (“SkyTerra Common Stock”), of SkyTerra (as appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock dividends, stock distribution or similar event declared or effected prior to the Initial Closing, as such term is defined in the MSV Exchange Agreement, as defined below); provided, however, that no adjustment shall be made for the Rights Offering (as such term is defined in the MSV Exchange Agreement). At the Closing, Buyer shall deliver to [Seller], simultaneously with the receipt by Buyer of the items required by Section 2, a stock certificate registered in the name of [Seller] in the amount of the Consideration.

(b)          SkyTerra hereby guarantees the full performance by Buyer of Buyer’s obligations described in Section 3(a) above.

4.             Representations and Warranties of [Seller]. [Seller] represents and warrants to Buyer and SkyTerra, as of the Effective Date and as of the date of Closing, that:

(a)           [Seller] has all requisite corporate power and authority to enter into this Agreement, the Joinder Agreement and the Registration Rights Agreement in substantially the form attached as Exhibit B hereto (the “Registration Rights Agreement”) and to sell the [Seller] Interest hereunder. The sale of the [Seller] Interest hereunder by [Seller] and the execution of this Agreement, the Joinder Agreement and the Registration Rights Agreement will not violate or conflict with any agreement or instrument binding on [Seller] or to which it or any of its properties is subject or any applicable law. This Agreement, the Joinder Agreement and the Registration Rights Agreement have been duly executed and delivered by [Seller] and constitute the legal, valid and binding obligation of [Seller], enforceable against [Seller] in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and by general equitable principles.

(b)           No consent, approval, authorization or order of, or registration, qualification or filing with, any court, regulatory authority, governmental body or any other third party is required for the execution, delivery and performance by [Seller] of this Agreement, the Joinder Agreement or the Registration Rights Agreement or the consummation by [Seller] of the transactions contemplated hereby, except the filings pursuant to the Registration Rights Agreement under the Securities Act of 1933, as amended (the “Securities Act”).

(c)           [Seller] is the record and beneficial owner of, and has, and will convey to Buyer at the Closing, good, valid and legal title to the [Seller] Interest, free and clear of all Liens, except for Liens created by Buyer.

(d)           The [Seller] Interest constitutes all the direct or indirect equity interests of both MSV Investors and MSV (as defined below) owned of record or beneficially by [Seller].

(e)           Upon the consummation of the sale, assignment, transfer and conveyance of the [Seller] Interest, [Seller] shall not own, of record or beneficially, or have, by conversion, warrant, option or otherwise, any right to, interest in or agreement to acquire any equity interest in either MSV Investors or MSV, whether issued or authorized but unissued.

(f)            [Seller] is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act of 1933.

(g)           [Seller] has had an opportunity to ask questions and receive answers from SkyTerra regarding the terms and conditions of the offering of shares of SkyTerra Common Stock and the business and financial condition of SkyTerra and to obtain additional information (to the extent SkyTerra possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access. The fair market value of the assets of any entity holding the [Seller] Interest on behalf of the [Seller] will exceed the sum of its liabilities (including any liabilities to which its assets are subject). The foregoing, however, does not limit or modify the representations or warranties of SkyTerra in this Agreement or the right of [Seller] to rely upon such representations or warranties.

5.             Representations and Warranties of Buyer. Buyer represents and warrants that:

(a)           Buyer has all requisite corporate power and authority to enter into this Agreement and to purchase the [Seller] Interest hereunder. The purchase by Buyer of the [Seller] Interest hereunder will not violate any agreement or instrument binding on Buyer or to which it or any of its properties is subject or any applicable law. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and by general equitable principles.

(b)           No consent, approval, authorization or order of, or registration, qualification or filing with, any court, regulatory authority, governmental body or any other third party is required for the execution, delivery and performance by Buyer of this Agreement or the consummation by Buyer of the transactions contemplated hereby, except the filings pursuant to the Registration Rights Agreement under the Securities Act.

(c)           The [Seller] Interest to be transferred to Buyer will be acquired for investment for Buyer’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, in each case, in violation of applicable securities laws, and Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same except in compliance with applicable securities laws.

(d)           Buyer understands that the [Seller] Interest will not be registered under the Securities Act and the sale provided for in this Agreement and [Seller]’s transfer of securities hereunder will be made in reliance upon an exemption from registration under the Securities Act, and that, in such case, [Seller]’s reliance on such exemption will be based on Buyer’s representations set forth herein.

(e)           Buyer believes it has received all the information it considers necessary or appropriate for deciding whether to acquire the [Seller] Interest. Buyer further represents that it has had an opportunity to ask questions and receive answers from [Seller] regarding the terms and conditions of the [Seller] Interest and the business and financial condition of MSV Investors and to obtain additional information (to the extent [Seller] possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or which it had access. The foregoing, however, does not limit or modify the representations or warranties of [Seller] in this Agreement or the right of Buyer to rely upon such representations or warranties.

(f)            Buyer certifies and represents to [Seller] that it is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring the [Seller] Interest. Buyer’s financial condition is such that it is able to bear the risk of holding the [Seller] Interest for an indefinite period of time and the risk of loss of its entire investment. Buyer has sufficient knowledge and experience in investing in companies similar to MSV Investors so as to be able to evaluate the risks and merits of its investment in MSV Investors.

(g)           Buyer understands that the [Seller] Interest may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the [Seller] Interest or an available exemption from registration under the Securities Act, such [Seller] Interest, must be held indefinitely.

6.             Representations and Warranties of SkyTerra. SkyTerra represents and warrants that:

(a)           SkyTerra has all requisite corporate power and authority to enter into this Agreement and the Registration Rights Agreement and to guarantee the purchase by Buyer of the [Seller] Interest hereunder. The guarantee by SkyTerra of Buyer’s purchase of the [Seller] Interest hereunder will not violate any agreement or instrument binding on SkyTerra or to which it or any of its properties is subject or any applicable law. This Agreement and the Registration Rights Agreement have been duly executed and delivered by SkyTerra and constitute the legal, valid and binding obligation of SkyTerra enforceable against SkyTerra in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and by general equitable principles.

(b)           No consent, approval, authorization or order of, or registration, qualification or filing with, any court, regulatory authority, governmental body or any other third party is required for the execution, delivery and performance by SkyTerra of this Agreement or the Registration Rights Agreement or the consummation by SkyTerra of the transactions contemplated hereby, except the filings pursuant to the Registration Rights Agreement under the Securities Act.

(c)           The shares of SkyTerra Common Stock to be issued to [Seller] hereunder have been duly and validly authorized, and, when issued and delivered pursuant to Section 3, will be fully paid and nonassessable.

(d)           Assuming the truth and accuracy of the representations and warranties of [Seller] contained in Sections 4 and 7 hereof, the offer, sale, and issuance of the shares of SkyTerra Common Stock will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

(e)           Neither SkyTerra, nor any of its affiliates or any other person acting on SkyTerra’s behalf, has directly or indirectly engaged in any form of general solicitation or general advertising with respect to the shares of SkyTerra Common Stock nor have any of such persons made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the shares of SkyTerra Common Stock under the Securities Act or cause this offering of shares of SkyTerra Common Stock to be integrated with any prior offering of securities of SkyTerra for purposes of the Securities Act.

7.             Acknowledgments. [Seller] represents, warrants to, and agrees with, Buyer and SkyTerra that:

(a)           [Seller] acknowledges that (i) on May 6, 2006, SkyTerra executed an exchange agreement (the “MSV Exchange Agreement”) with Motient that will result in the consolidation (the “Consolidation”) of the ownership of Mobile Satellite Ventures LP, a Delaware limited partnership (“MSV”), including, among other things, the exchange of certain of the equity interests of MSV currently owned, directly or indirectly, by Motient for SkyTerra non-voting common stock (the “MSV Exchange”), exchangeable in certain circumstances for shares of SkyTerra voting common stock. [Seller] acknowledges that SkyTerra or Buyer may possess material, non-public information that might be relevant in connection with a sale of the [Seller] Interest by [Seller] hereunder (the “Information”). At [Seller]’s request, [Seller] has not been provided with any of the Information and [Seller] acknowledges that the Information may be material to [Seller]’s decision to enter into this Agreement or otherwise materially adverse to [Seller]’s interests. [Seller] acknowledges that it does not wish to receive any of the Information, notwithstanding SkyTerra’s and Buyer’s offer to disclose and discuss the same with [Seller].

(b)           Notwithstanding not receiving the Information, [Seller] believes it has adequate information concerning the business and financial condition of MSV Investors and MSV and the terms of the Consolidation to make an informed decision regarding entering into the transactions contemplated by this Agreement. [Seller] has independently and without reliance upon the Information or otherwise upon SkyTerra or Buyer (except for the representations and warranties expressly set forth in Sections 5 and 6 of this Agreement) or any agent of SkyTerra, made its own analysis and decision to enter into the transactions contemplated by this Agreement. Without limiting the foregoing, neither SkyTerra nor Buyer nor any agent or affiliate of SkyTerra or Buyer, respectively, shall be deemed to have made any representation or warranty regarding the Information or any other representation or warranty with respect to any other matter except to the extent set forth in Sections 5 and 6 of this Agreement. [Seller] understands the disadvantage to which it may be subject on account of its express desire not to receive the Information.

(c)           Notwithstanding anything contained in this Agreement to the contrary, [Seller] hereby irrevocably and forever releases and discharges SkyTerra, Buyer and their respective affiliates, directors, officers, employees, representatives, agents, advisors and controlling persons and their respective successors and assigns from any and all claims, losses, liabilities, damages, deficiencies, judgments, assessments, fines, settlements, costs or expenses (including interest, penalties and reasonable fees, disbursements and other expenses of counsel), including, but not limited to, any and all liabilities, claims or demands (legal, equitable or otherwise), whether arising before or after the date of the Closing, alleging violations of federal or state securities laws, common law fraud or deceit, breach or fiduciary duty, negligence, tort or any other theory, based upon, arising from, relating to, or in connection with, directly or indirectly, the non-disclosure of, in whole or in part, the Information.

(d)           [Seller] acknowledges that the Consideration represents a fair value negotiated in an arm’s length transaction between [Seller] and the Buyer even though the Consideration may be less than the value negotiated in the MSV Exchange of the indirect percentage interest in MSV represented by the [Seller] Interest.

(e)           [Seller] has consulted legal, tax and business advisors with respect to this Agreement and the transactions contemplated hereby.

(f)            [Seller] is relying solely upon the advice of its own legal, tax and business advisors and its entering into this Agreement is the result of independent arm’s length negotiations between [Seller], Buyer and SkyTerra. [Seller] also acknowledges that SkyTerra and Buyer are relying on the representations and warranties contained in Section 4 and this Section 7 and would not consummate the transactions contemplated by this Agreement in the absence of the representations and warranties contained in Section 4 and this Section 7.

(g)           [Seller] represents that the offering of the SkyTerra Common Stock received by [Seller] pursuant to this Agreement was made only through direct, personal communication by Buyer and SkyTerra and not through public solicitation or advertising. [Seller] has not retained or consulted any “Purchaser Representative” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). [Seller] has such knowledge, experience and skill in evaluating and investing in issues of equity securities, including securities of new and speculative companies, based on actual participation in financial, investment and business matters such that [Seller] is capable of evaluating the merits and risks of an investment in SkyTerra Common Stock, and has such knowledge, experience and skill in financial and business matters that [Seller] is capable of evaluating the suitability of SkyTerra Common Stock as an investment of [Seller]. [Seller] has not received, nor is relying on, any representations or warranties from Buyer or SkyTerra, other than as provided herein. [Seller] is able to bear the economic risk of an investment in SkyTerra Common Stock and has adequate income independent of any income produced from an investment in SkyTerra Common Stock and has sufficient net worth to sustain a loss of all of [Seller]’s investment in SkyTerra Common Stock without economic hardship if such a loss should occur.

(h)           [Seller] is acquiring the SkyTerra Common Stock for its own account for investment purposes and not with a view to any distribution thereof in violation of the Securities Act of 1933 or any state securities laws. Until the SkyTerra Common Stock received by [Seller] pursuant to this Agreement is transferred pursuant to an effective registration statement or Rule 144 under the Securities Act, each certificate evidencing such SkyTerra Common Stock issued to [Seller] or to a subsequent transferee shall include a legend in substantially the following form (in addition to any other statements or legends required by law):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE RESOLD OR TRANSFERRED UNLESS REGISTERED OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.

(i)            [Seller] understands that no federal or state agency has passed upon or made any recommendation or endorsement of an investment in, or disposition of, SkyTerra Common Stock.

(j)            [Seller] and its officers, directors, employees, agents and representatives will not trade in the securities of SkyTerra prior to (i) the Closing or (ii) the termination of this Agreement.

8.             Conditions to the Obligations of [Seller]. The obligation of [Seller] hereunder to consummate the sale and transfer of the [Seller] Interest contemplated by Section 1 hereof is subject to the fulfillment, prior to or at the Closing, of each of the following conditions, unless any such condition is waived in writing by [Seller]:

(a)           The representations and warranties made by Buyer and SkyTerra herein shall be true and correct as of the Closing Date with the same effect as though made on such date. Buyer and SkyTerra shall have performed and complied with all agreements, covenants, and conditions required by this Agreement to be performed and complied with by either of them prior to the Closing.

(b)           There shall be no effective injunction, writ or preliminary restraining order of a court of competent jurisdiction directing that the transactions provided for herein not be consummated.

(c)           The Initial Closing under, and as defined in, the MSV Exchange Agreement shall have been consummated.

(d)           Buyer shall have delivered at the Closing the Consideration in accordance with Section 3 hereof.

(e)           Prior to the Closing, MSV Investors shall have distributed all of the shares of common stock of TerreStar Networks, Inc. and TererStar Networks Bermuda Ltd. that it owns (collectively, the “TerreStar Shares”), on a pro rata basis, to the members of MSV Investors (the “TerreStar Distribution”).

(f)            SkyTerra shall have entered into the Registration Rights Agreement, and shall have provided to [Seller] such executed Registration Rights Agreement and certified resolutions of the Board of Directors of SkyTerra approving its entry into the Registration Rights Agreement.

(g)           The [Seller] Registration Statement shall have become effective and no stop order with respect thereto shall be in effect and no proceedings for that purpose shall have been commenced or threatened by the Securities and Exchange Commission.

9.             Conditions to the Obligations of Buyer and SkyTerra. All obligations of Buyer and SkyTerra hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, unless any such condition is waived in writing by Buyer or SkyTerra, as applicable:

(a)           The representations and warranties made by [Seller] herein shall be true and correct as of the Closing Date with the same effect as though made on such date. [Seller] shall have performed and complied with all agreements, covenants, and conditions required by this Agreement to be performed and complied with by it at or prior to the Closing.

(b)           There shall be no effective injunction, writ or preliminary restraining order of a court of competent jurisdiction directing that the transactions provided for herein not be consummated.

(c)           The Initial Closing under, and as defined in, the MSV Exchange Agreement shall have been consummated.

(d)           [Seller] shall have delivered or caused to be delivered to Buyer an Instrument of Assignment effecting the transfer of the [Seller] Interest in accordance with Section 2 hereof and all documents, instruments, assignments, and writings reasonably requested by Buyer or SkyTerra in connection therewith.

(e)           [Seller] shall have furnished SkyTerra an affidavit certifying as to [Seller]’s non-foreign status in accordance with the requirements of Section 1.445-2(b) of the Internal Revenue Service Regulations.

(f)            Immediately prior to the Closing, MSV Investors shall have distributed all of its TerreStar Shares, on a pro rata basis, to the members of MSV Investors.

(g)           [Seller] shall have entered into the Registration Rights Agreement, and shall have provided to SkyTerra such executed Registration Rights Agreement and certified resolutions of the Board of Directors of [Seller] approving its entry into the Registration Rights Agreement.

10.          Expenses. Each party shall bear its own expenses in connection with the transactions contemplated by this Agreement.

11.          Indemnification. Each of the parties hereto shall defend, indemnify and hold harmless the other against and in respect of:

(a)           Any and all losses and damages resulting from, relating or incident to, or arising out of any misrepresentation or breach of warranty, covenant or agreement by such party made or contained in this Agreement; and

(b)           Any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees) incident to the foregoing, whether between the parties or between a party and any third party or otherwise.

Further, [Seller] agrees to defend, indemnify and hold harmless SkyTerra and its affiliates against and in respect of any and all Excluded Liabilities and any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees) incident to the Excluded Liabilities.

12.          Consent and Waiver.

(a)            [Seller] hereby waives any and all “Tag-Along Rights,” as described in Section 13(c) of the Limited Liability Company Agreement of MSV Investors, dated as of November 23, 2001 (the “Investors LLC Agreement”), to which [Seller] may be entitled in connection with the Consolidation.

(b)           Buyer, in its capacity as Manager (as defined in the Investors LLC Agreement), hereby consents to the transfer by [Seller] of the [Seller] Interest, pursuant to the terms contained herein.

13.          Closing. Unless this Agreement is terminated in accordance herewith, the closing of the purchase and sale contemplated by Section 1 of this Agreement (the “Closing”) shall take place immediately after the Initial Closing under, and as defined in, the MSV Exchange Agreement at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, or at such other time and/or location as may be mutually agreed upon by the parties hereto.

14.          Events of Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time by mutual written consent of Buyer and [Seller]. This Agreement shall automatically terminate and shall be of no further force or effect upon the earlier to occur of (a) termination of the MSV Exchange Agreement and (b) December 31, 2006.

15.          Effect of Termination. In the event of termination of this Agreement pursuant to Section 14 hereof:

(a)           Each party will upon request return all documents and other materials of the other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same; and

(b)           Neither party shall have any liability or further obligation to the other party to this Agreement.

16.          Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to applicable principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

17.         Invalidity or Unenforceability. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

18.          Benefits and Burdens. This Agreement is binding upon, and inures to the benefit of, the parties hereto and their respective estates, executors, administrators, legatees, heirs, and personal and legal representatives, successors and permitted assigns. [Seller] shall not assign any of its rights or obligations hereunder without the prior written consent of SkyTerra and Buyer.

19.          Change; Waiver. No change or modification of or supplement to this Agreement shall be valid unless the same is in writing and signed by the parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party waiving its rights. The failure of any party to this Agreement at any time to insist upon, or any delay by any party to this Agreement at any time to insist upon, strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same condition, promise, agreement or understanding at a future time.

20.          Further Cooperation. Each party shall cooperate with the other, at any other party’s request, to execute any and all documents or instruments, or to obtain any consent, in order to assign, transfer, perfect, record, maintain, enforce or otherwise carry out the intent of the terms of this Agreement.

21.          Entire Agreement. This Agreement sets forth all of the promises, agreement, conditions, understandings representations, warranties and covenants by and between the parties hereto with respect to the subject matter referred to herein, and there are no promises, representations or warranties other than as set forth herein. Any and all prior agreements with respect to such subject matter are hereby revoked. This Agreement is, and is intended by the parties to be, an integration of any and all prior agreements or understandings, oral or written, with respect to such subject matter. Without limiting the foregoing, no party shall be deemed to have made any representation or warranty other than as expressly made herein.

22.          Headings. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Agreement.

23.          Counterparts. This Agreement may be executed in any number of counterparts, which may be by facsimile, all of which counterparts taken together shall constitute one and the same instrument.

24.          Specific Performance. The parties to this Agreement agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties to this Agreement hereby agree that each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which such party may be entitled at law or in equity.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SKYTERRA COMMUNICATIONS, INC.

By:
Name:
Title:

MSV INVESTORS HOLDINGS, INC.

By:
Name:
Title:

[SELLER]

By:
Name:
Title:

EXHIBIT A

Form of Instrument of Assignment

[Seller] Company (“[Seller]”), for good and valuable consideration, the receipt of which is hereby acknowledged, in accordance with and as additional documentation pursuant to the Asset Purchase Agreement (the “Purchase Agreement”), dated as of May 6, 2006, by and between [Seller], Buyer and SkyTerra, does hereby acknowledge and affirm the transfer, conveyance and assignment to Buyer and the purchase and acceptance by Buyer of good and valid title in and to the [Seller] Interest, pursuant to the terms of the Purchase Agreement.

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

This Instrument of Assignment, being further documentation of the transfers, conveyances and assignments provided for in and by the Purchase Agreement, does not extend upon or limit the rights, obligations, representations and warranties or acknowledgements therein provided. No representations and warranties are made in this Instrument of Assignment, but instead are expressly disclaimed, other than those representations, warranties and acknowledgements expressly set forth in the Purchase Agreement, which such representations, warranties and acknowledgements are hereby affirmed.

[Signature Page Follows]

EXHIBIT B

Form of Registration Rights Agreement

EXHIBIT C

Form of Joinder Agreement